EXHIBIT 10.23

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH ASTERISKS (***).

GAS GATHERING AGREEMENT

between
Kerr-McGee Gathering LLC (“Gatherer”)
and
Kerr-McGee Oil and Gas Onshore LP (“Shipper”)

GAS GATHERING AGREEMENT
INDEX

		PAGE
COMMERCIAL TERMS
TERM		1
DEDICATION AND SYSTEM		2
SERVICE LEVEL AND RATES		2
GAS QUALITY REQUIREMENTS		3
NOTICES		3
SPECIAL PROVISIONS		4
GENERAL TERMS AND CONDITIONS
DEFINITIONS		8
GENERAL TERMS AND CONDITIONS		12
ARTICLE
I	COMMITMENTS	12
II	WELL CONNECTIONS	13
III	NOMINATIONS, BALANCING, MEASUREMENT, COMMINGLING, CURTAILMENT and ALLOCATIONS	13
IV	GAS QUALITY	17
V	GATHERING RATE	17
VI	RECEIPT, DELIVERY, AND SERVICE LEVEL	18
VII	BILLINGS, PAYMENTS AND AUDIT	18
VIII	TERMINATION	19
IX	NOTICES	20
X	FORCE MAJEURE	21
XI	REGULATIONS AND CHOICE OF LAW	22
XII	WARRANTY	22
XIII	INDEMNITY	23
XIV	MISCELLANEOUS	27

GAS GATHERING AGREEMENT

GAS GATHERING AGREEMENT
COMMERCIAL TERMS
THIS GAS GATHERING AGREEMENT is effective July 1, 2010 (“Effective Date”) by and between Kerr-McGee Gathering LLC (“Gatherer”) and Kerr-McGee Oil and Gas Onshore LP (“Shipper”) and is comprised of these Commercial Terms, the Definitions, the General Terms and Conditions, and any attachments, exhibits, supplements, special provisions, addenda, or modifications or amendments thereto (“Agreement”). The parties to this Agreement may be referred to individually as a “Party” and collectively as the “Parties”. This Agreement shall replace and supersede, in their entirety, all prior agreements between the Parties pertaining to the Gas covered by this Agreement, including, without limitation the Gas Gathering Agreement between KN Front Range Gathering Company and Amoco Production Company dated March 5, 1993 (Contract 25050/8360); the Gas Gathering Agreement between KN Front Range Gathering Company and HS Resources, Inc. dated July 16, 1992 (Contract 25000/8344); the Gas Gathering Agreement between Martin and Basin dated March 23, 1993 (Contract 25012/8349); the Gas Gathering Agreement between Union Pacific Resources Company and HS Resources dated March 29, 1993 (Contract 25037/8357); and the Gas Gathering Agreement between Resource Gathering Systems, Inc (RGSI) and HS Resources dated June 1, 1991 (Contract 8610). In consideration of the premises and mutual covenants and agreements contained in this Agreement and other good and valuable consideration (the receipt and sufficiency of which are hereby confessed and acknowledged), the Parties stipulate and agree as follows:
Section 1.    Term
This Agreement will commence on the Effective Date, and will remain in full force and effect for a primary term of ten (10) years, subject to the termination provisions in Article VIII of the General Terms and Conditions. After the primary term has expired, this Agreement will remain in effect for a period of one (1) year and year to year thereafter, subject to the termination provisions in Article VIII of the General Terms and Conditions.

Section 2.    Dedication and System
Shipper dedicates all Gas, now or hereafter owned, controlled or produced by Shipper within the area (“Dedicated Area”) or from the wells (“Dedicated Wells”) as described on Exhibit A. During January of each calendar year during the Term of this Agreement, Shipper will send a letter to Gatherer listing each well that was connected to the System (as defined in the Definitions) during the preceding calendar year; the letter will identify each such new well by name and will include a legal description of each such well. No amendment will be required to add wells to this Agreement so long as Shipper timely provides such an annual letter to Gatherer. The System, as currently existing or planned, is depicted or described on Exhibit A.
Section 3.    Service Level and Rates
A.    Gatherer will provide Gathering and Compression with an average monthly compressor station inlet separator pressure of *** ***, limited existing treating at its Platteville station and centralized dehydration. Additionally, and as part of its Service Level, to the extent Shipper delivers its Dedicated Production to the inlet of Gatherer’s Fort Lupton Plant and Gatherer has available capacity as configured today, then, Gatherer will process and remove Plant Products for the account of Shipper and deliver the Residue Gas for the account of Shipper (“Service Level”).
B.    Fuel and Loss will be the actual Fuel and Loss for the Month. Shipper will reimburse Gatherer for its share of the Fuel and Loss at the tailgate of the Fort Lupton Plant or as otherwise agreed to by the parties. If electric power is used in any part of the System for compression or other services not exclusively utilizing Gas, Gatherer shall charge Shipper an additional fee to cover the portion of such electric power utilized on behalf of Shipper.
C.    Gatherer shall charge Shipper an initial Rate of $*** per MMBtu. The Rate and any other charges under this Agreement shall be adjusted on an *** basis, effective April 1 of each year, in proportion to the percentage change from the preceding *** ***, using the column titled “*** Average”, or its equivalent, in the *** *** *** — *** *** *** as published by the *** *** *** *** *** *** *** *** *** (“*** ***”). In no event will the adjustment result in a decrease of the Rate from the last effective amount of the Rate. In the event the *** *** ceases to be published, the Parties shall mutually agree to an alternative price *** reasonably similar to the *** ***.
Section 4.    Gas Quality Requirements
Shipper shall comply with “Gas Quality Requirements” attached as Exhibit B. Gas Quality is also addressed herein as Article W of the General Terms and Conditions. Gatherer may, at its option, cease receiving Shipper’s Dedicated Production which fails to meet any of the Gas Quality Requirements and shall notify Shipper that it has, or will, cease receiving such non-conforming Gas.
Section 5.    Notices
GATHERER

Payment to be made according to invoice and if no instructions to:	Kerr-McGee Gathering LLC Attention: Contract Administration 1099 18th Street, Suite 1800 Denver, CO 80202-1918 Telephone: (720) 929-6000 Telecopy: (720) 929-3906
Nomination and Scheduling:	Kerr-McGee Gathering LLC Attention: Gas Control 1099 18th Street, Suite 1800 Denver, CO 80202 Telephone: (720) 929-6445 Telecopy: (720) 929-7445
Pipeline Emergencies:	Telephone: (303) 659-5922
Audit:	Kerr-McGee Gathering LLC Attention: Midstream Audit 1099 18th Street, Suite 1800 Denver, CO 80202-1918 Telephone: (720) 929-6000 Telecopy: (720) 929-3906

SHIPPER

Notices:	Kerr-McGee Oil and Gas Onshore LP Attention: Contract Administration 1099 18th Street, Suite 1800 Denver, CO 80202-1918 Telephone: (720) 929-6000 Telecopy: (720) 929-3906

Section 6.    Special Provisions
A.    The following Definitions shall be added to the General Terms and Conditions
Definitions:
“BP Plant” means the Wattenberg Processing Plant operated by BP America Inc. located in Section 32, Township 3 south, Range 65 west, Adams County, Colorado where Shipper’s Gas is delivered for processing.
“Fort Lupton Plant” means the Fort Lupton Processing Plant operated by Gatherer located in Section 4, Township 2 north, Range 55 west, Weld County, Colorado where Shipper’s Gas is delivered for processing.
“Plant Products” means all sulfur, carbon dioxide, nitrogen, helium, argon, other inert gases, ethane, propane, iso-butane, normal butane, iso-pentane, normal pentane, pentanes plus, hexanes plus, any other liquid hydrocarbon product except for a liquefied methane product, or any mixtures thereof, and any incidental methane included in any Plant Products, which are separated, extracted, or condensed in commercial quantities from Gas processed in a processing plant.
“Residue Gas” means that portion of the Gas delivered to the Fort Lupton Plant that remains as a Gas after processing.
“Slug Hydrocarbon Volume” means all hydrocarbons entering the BP Plant in a liquid state at the pressure and temperature conditions existing at the BP Plant.

“System Pressure” means, for each Month, the monthly average pressure (“psig”) of all System Receipt Points on the gathering System. “psig “ means pounds per square inch gauge.
B.    The Fort Lupton Plant allocation will be based on Shipper’s prorata share of the Fort Lupton Plant volumes. The Fort Lupton Plant volumes will be determined as the sum of all metered volumes leaving the Fort Lupton Plant including but not limited to volumes measured at fuel, flare, Plant Products and Residue Gas meters. Residue Gas will be returned to Shipper for its account at the tailgate of the Fort Lupton Plant after all Heating Value reductions incidental to the processing.
C.    Drip Condensate.
Article III, paragraph 3.4 of the General Terms and Conditions is hereby modified by deleting the second sentence and replacing it with the following: “*** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** Hexanes plus (C6+) delivered at each Receipt Point on the System.”The Thermal Content of the Drip Condensate will be determined by applying GPA Standard 2145 heating values, latest revision, to the individual components of the liquid composition to a level of Hexanes plus (C6+). The Heating Value (in Btu per gallon) of the C6+ mol% portion of the analysis will be comprised of 60% of the value for Hexane (C6) plus 30% of the value of Heptane (C7) plus 10% of the value of Octane (C8).
D.    Slug Hydrocarbon Volume Handling at the BP Plant.
Shipper will be allocated *** *** *** *** *** *** Volumes collected *** *** *** *** *** *** *** *** *** based on Shipper’s proportionate share of inlet MMBtu’s delivered during each Month *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** ***. Shipper shall at all times have the obligation to receive its allocated recovered Plant Products and Residue Gas *** *** *** *** tailgate and to arrange for the transportation, marketing or further disposition of such Plant Products. Shipper shall be allocated *** *** *** *** *** *** *** processing fees charged *** *** *** *** for such processing service. The proportionate share of the processing fee will be added as a line item on the monthly invoice.
E.    Well Connections and Connection Cost Contribution.
Article II of the General Terms and Conditions, Well Connections, is hereby modified to add the following: “Gatherer will construct, own, operate and maintain the connection and Receipt Point facilities required to receive and measure Gas delivered by Shipper at the Receipt Point(s) in accordance with System pressure obligations addressed in Section F below. Where 100% of the Gas to be delivered by Shipper is attributable to Shipper’s interest, Gatherer shall bear up to ***of the cost to install the Receipt Point connection facilities for each connection (“Connection Cost Contribution”). Any third party portion of the connection cost will be paid as set forth in such third party agreement with Gatherer. For a new Receipt Point requiring connection facilities costing more than the Connection Cost Contribution limit stated above, Shipper and Gatherer will mutually agree to the terms and conditions for each such Receipt Point connection prior to commencement of the installation of the connection facilities.”
F.    Pressure Obligation
Article I, paragraph 1.2 of the General Terms and Conditions is hereby expanded to include the following commitment. “Upon written notification from Shipper and subject to Force Majeure considerations, at its earliest opportunity, Gatherer will make reasonable commercial efforts to maintain a System Pressure of less than *** ***, with no greater than a *** variance in the System Pressure from Month to Month and no greater than a *** *** variance in daily average pressure at any individual Receipt Point during any Month. The intent of the guidelines above is to achieve a consistent System Pressure over both short term intervals and long term intervals. The historical System Pressure is approximately *** ***. Maintenance of historical System Pressure is the objective of the Parties, with the guidelines above only defining the upper limits of System Pressure and System Pressure variances.

G.    Carbon Dioxide Removal
Gatherer agrees to accept receipt of Shipper’s Gas at Receipt Points at which the currently applicable chromatographic analysis, conducted pursuant to this Agreement, reports more than two percent (2%) by volume carbon dioxide, as capacity permits, by utilizing the amine treater at the Platteville Compressor Station to endeavor to meet the Gas Quality Requirement.

In the event of a conflict between the Commercial Terms and the General Terms and Conditions or the Commercial Terms and an Exhibit, the Commercial Terms of this Agreement shall govern and control during the Term of this Agreement.
IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the Effective Date.

GATHERER	SHIPPER
KERR-MCGEE GATHERING LLC	KERR-MCGEE OIL AND GAS ONSHORE LP
By: /s/ Danny Rea	By: /s/ James J. Kerr
Name: Danny Rea	Name: James J. Kerr
Title: Vice President	Title: VP Operations
Date: 7/27/10	Date: 7/27/10

GENERAL TERMS AND CONDITIONS
DEFINITIONS
Unless otherwise specifically provided, the following terms and their respective meanings will apply throughout this Agreement.
“Agreement” means this Gas Gathering Agreement, which is comprised of the Commercial Terms, these Definitions, the General Terms and Conditions, and any attachments, exhibits, supplements, modifications, special provisions, or amendments thereto.
“British Thermal Unit” (sometimes herein referred to as “Btu”) shall mean the amount of heat required to raise the temperature of one pound of water from fifty-nine degrees (59°) to sixty degrees (60°) Fahrenheit.
“Btu Content” means the number of Btus contained in the quantity of Gas delivered hereunder and will be determined by multiplying the volume of Gas, measured in Mcfs, by its corresponding Heating Value (Btu/cf).
“Commercial Terms” means the commercial provisions contained in the Gas Gathering Agreement Commercial Terms.
“Cubic foot of Gas” or “Cubic feet of Gas” means the volume of Gas contained in one (1) cubic foot of space at a standard base pressure in psia as required by this Agreement and at a temperature of sixty degrees (60°) Fahrenheit.
“Day” means a period of twenty-four (24) consecutive hours beginning and ending at the Standard Time Zone Hour. The reference date for any Day will be at the beginning of such Day.
“Dedicated Area” will have the meaning contained in the Commercial Terms.
“Dedicated Production” means, all Gas now or hereinafter owned, controlled or produced by Shipper from Dedicated Wells and/or Wells within the Dedicated Area, with the exception of Gas required for: (1) operations on the lease; (2) pressure maintenance; and (3) the fulfillment of obligations to Shipper’s lessor.
“Dedicated Wells” will have the meaning contained in the Commercial Terms.
“Delivery Point(s)”, as described on Exhibit D, means the inlet of the Gas measurement facilities at the existing interconnection between the System and the facilities of a Third Party Transporter where Dedicated Production is delivered to Third Party Transporter for Shipper’s account.
“Definitions” means these Definitions.
“Drip Condensate” means heavier hydrocarbons that fall out of the Natural Gas stream and are recovered or allocated in the System without processing.
“EFM” will have the meaning set forth in Section 3.5 of the General Terms and Conditions.
“Force Majeure” will have the meaning set forth in Section 10.4 of the General Terms and Conditions.
“Fuel and Loss” means Gas actually consumed or allocated in the operation of the System and any Gas lost or unaccounted for incident to the operations of the System.
“Gas” or “Natural Gas” means all hydrocarbons, except oil, produced from the Wells, including casinghead Gas, together with all liquefiable hydrocarbon components thereof and all concomitant substances produced from the Wells, including, but not limited to, nitrogen, carbon dioxide and contained helium.
“Gatherer” will have the meaning contained in the Commercial Terms.
“General Terms and Conditions” means the Gas Gathering Agreement General Terms and Conditions.
“Heating Value” means the number of British Thermal Units produced by the combustion, at constant pressure, of the amount of Gas which would occupy a volume of one (1) cubic foot at a temperature of sixty degrees (60°) Fahrenheit in the absence of water vapor and under a constant pressure of 14.73 psia, with air of the same temperature and pressure as the Gas, when the products of combustion are cooled to the initial temperature of the Gas and air and when the water formed by combustion is condensed to the liquid state.
“Law” will have the meaning set forth in Section 11.1 of the General Terms and Conditions.
“Mcf” means one thousand (1,000) cubic feet.
“MMBtu” means one million (1,000,000) British Thermal Units.
“Month” means the period beginning the Standard Time Zone Hour on the first Day of the calendar month and ending at the Standard Time Zone Hour on the first Day of the next succeeding calendar month.
“Other Producer” means a Person other than Shipper Indemnitees and Gatherer Indemnitees who is delivering or is preparing to deliver Gas into the System.
“Party” or “Parties” will have the meaning contained in the Commercial Terms.
“Person(s)” means any individual or entity, including any corporation, limited liability company, joint venture, joint stock company, general or limited partnership, trust, agency, association, organization, governmental authority or entity.
“psia” means pounds per square inch absolute.
“Purchaser” will have the meaning set forth in Section 1.3 of the General Terms and Conditions.
“Rate” will have the meaning set forth in Section 5.1 of the General Terms and Conditions.
“Receipt Point(s)”, as described on Exhibit C, means the inlet of Gatherer’s existing Gas measurement facilities where Gatherer receives Dedicated Production.
“Renegotiation Period” will have the meaning set forth in Section 6.2 of the General Terms and Conditions.
“Service Level” will have the meaning contained in the Commercial Terms.
“Shipper” will have the meaning contained in the Commercial Terms.

“Standard Time Zone Hour” will have the meaning contained in the Commercial Terms.
“System” will include but not be limited to, all Gas pipelines, Gas measurement facilities, Gas compressors, dehydrators, and any treating or related facilities, buildings with contents, surface leases and rights-of-way, owned or operated by Gatherer which make up the System in this Agreement, including future additions or modifications to the System.
“Thermal Equivalent” or “Thermally Equivalent” means an equal number of Btu’s.
“Third Party” means all Person(s) other than Shipper Indemnitees and their invitees and/or Gatherer Indemnitees and their invitees.
“Transporter” means the owner of pipeline facilities downstream of the inlet of the Gas measurement facilities for the Delivery Point(s).
“Uneconomic” means when the direct operating costs exceed the revenue generated from the System, or any relevant segment thereof, or applicable Well(s), for this Agreement for three (3) consecutive Months.
“Well” means any well classified as a Gas well or an oil well by the governmental authority having jurisdiction.

GAS GATHERING AGREEMENT
GENERAL TERMS AND CONDITIONS
ARTICLE I
Commitments
1.1    Subject to the terms of this Agreement, Shipper dedicates and will deliver the Dedicated Production to the System and Gatherer will receive, accept, gather, and deliver the Dedicated Production at the Delivery Point(s) less applicable Fuel and Loss. In addition, Gatherer will perform the additional services set forth in the Commercial Terms.
1.2    Gas delivered hereunder at the Receipt Point(s) shall be at a pressure which is sufficient to enter Gatherer’s System against the prevailing pressures therein from time to time and Shipper shall not deliver Gas to Gatherer at a pressure that would exceed the maximum allowable operating pressure of Gatherer’s System at the Receipt Point(s).
1.3    Notwithstanding the foregoing, Shipper reserves the right to sell the Dedicated Production to an affiliate (referred to as “Purchaser”) so long as Purchaser is subject to and agrees to comply with and perform all of the obligations of Shipper contained in this Agreement. Notwithstanding Purchaser’s assumption of Shipper’s obligations, Shipper will remain responsible and liable for all obligations, including Dedicated Area, Production and/or Wells, if applicable, liabilities and other expenses arising (directly or indirectly) from or related to this Agreement. In the event that Shipper sells its Dedicated Production to a Purchaser, Gatherer will remain obligated to fulfill its obligations under this Agreement.
1.4    In the event that Shipper has already dedicated Gas to a Third Party under a separate agreement which but for such prior dedication would be considered Dedicated Production, such Gas will not be considered dedicated under this Agreement until the Day following the expiration of the Third Party agreement and connection of such Gas is deemed economically feasible in Gatherer’s sole opinion. If prior to the time such Gas becomes Dedicated Production pursuant to this Section 1.4, Shipper requests and Gatherer makes investment to service such Gas at the request of Shipper, Gatherer will determine the cost of such facilities and investment and, within sixty (60)

Days of a determination that such Gas is already dedicated to a Third Party, provide Shipper with an invoice for such amount. Shipper shall pay such invoice within thirty (30) Days of receipt.
ARTICLE II
Well Connections
2.1    Shipper may provide to Gatherer, on a quarterly basis, a report containing planned drilling and completion schedules for the Dedicated Area. Subject to the terms of this Agreement, Gatherer may use the information contained in the quarterly report to schedule commencement of acquisition of rights-of-way and other services required to connect the Wells that have been requested to be connected in accordance with the drilling and completion schedule. In the event Shipper provides Gatherer with a request for a well connection, the request will contain Shipper’s best estimate of the date of first production for a specified Well and Gatherer will use reasonable commercial efforts to ensure that the Well is connected to the System by the date requested by Shipper.

ARTICLE III
Nominations, Balancing, Measurement, Commingling, Curtailment and Allocations
3.1    Shipper will comply with the “Nomination, Confirmation and Balancing Procedures” attached as Exhibit E.
3.2    Gatherer will have the right to interrupt or curtail receipts of Dedicated Production into the System in accordance with “Curtailment Procedures” contained in Exhibit F.
3.3    Gatherer will have the right to commingle the Dedicated Production received in the System with Other Producers’ Gas. It is recognized that Dedicated Production delivered at a Delivery Point may not be the same molecules as those received at a Receipt Point. The quantities of Dedicated Production delivered at a Delivery Point will be Thermally Equivalent to the quantities of Dedicated Production received in accordance with the terms of this Agreement at a Receipt Point, less Shipper’s share of Fuel and Loss. Shipper’s share of Fuel consumed in the operations of the System shall be determined and allocated by Gatherer to each Receipt Point(s) upstream of the applicable point Gas is actually consumed by multiplying the Gas consumed at such point on the System by a fraction calculated by the Receipt Point Gas upstream of such point divided by all Gas attributable for all

Receipt Point(s) upstream of such point. Shipper’s prorated share of Loss shall be determined and allocated by Gatherer based on Shipper’s Gas volumes in the System proportionate to Other Producer’s Gas in the System.
3.4    Gatherer may collect and remove Drip Condensate attributable to the Dedicated Production from the System prior to delivery of Dedicated Production to the Delivery Point. Gatherer will own all Drip Condensate and will bear all costs for collection and removal of the Drip Condensate.
3.5    The volume of Gas will be measured by a primary and secondary measurement device that is accepted by industry, state, and federal regulatory agencies. The most common primary devices are orifice or ultrasonic meter tubes. These devices shall comply with the American Petroleum Institute -Manual of Petroleum Measurement Standards, 14.3, American Gas Association Report No. 3, and Report No. 9, (Latest Revisions) where applicable. The secondary measurement device shall be an electronic flow meter (“EFM”) that includes a temperature recording system. The EFM shall meet and be capable of performing volume calculations according to the current standards prescribed in the American Gas Association Report No. 3, Orifice Metering of Natural Gas and Other Hydrocarbon Fluids, Parts 1-4, and shall comply with the American Petroleum Institute — Manual of Petroleum Measurement Standards, Chapter 21, Section 1 — Electronic Gas Measurement, (Latest Revisions).
3.6    The unit of volume for measurement of Gas delivered hereunder shall be one thousand (1,000) Cubic feet of Gas at a base temperature of sixty degrees Fahrenheit (60°F) and at an absolute pressure base of 14.73 psia.
3.7    For purposes of measurement hereunder, the atmospheric (barometric) pressure shall be the average actual atmospheric pressure for the geographical area as determined by the Gatherer. If the pressure transmitter being used is capable of measuring actual atmospheric pressure, then actual atmospheric pressure may be used.
3.8    Gatherer shall determine the Gas stream composition, specific gravity, and gross Heating Values based on any of the following: spot samples, composite samples, on-line Gas chromatograph analysis or portable Gas chromatograph analysis. The component analysis of the Gas shall be performed by Gas chromatography in accordance with GPA 2261 and 2172 or any pertinent revisions thereto or replacements thereof. Gas samples shall be obtained in accordance with the procedures set forth in the Gas Processor’s Association Standard 2166 (Latest Revision) “Obtaining Natural Gas Samples for Analysis by Gas Chromatography” and American Petroleum Institute 14.1 Section 1 (Latest Revision).
3.9    The sampling frequency will be no less than semi-annually or more often if deemed necessary by Gatherer.
3.10    Tests for oxygen, carbon dioxide, sulphur, and hydrogen sulfide content of the Gas delivered hereunder shall be made as often as deemed necessary by Gatherer, by means commonly used and accepted in the industry.
3.11    Deviation from Boyle’s Law at the pressure, specific gravities and temperatures upon delivery shall be calculated by the NX-19 as outlined or described in the American Gas Association Report “Manual for the Determination of Super Compressibility” or AGA 8, Gross or Detail methods as outlined or described in the AGA Report No. 8 entitled “Compressibility Factors of Natural Gas and Other Related Hydrocarbon Gases”.
3.12 All measuring equipment, housing, devices, and materials shall be of standard manufacture and will, with all related equipment, appliances, and buildings, be maintained and operated by Gatherer at Gatherer’s expense. All testing equipment shall be provided by Gatherer at Gatherer’s expense.
3.13    Shipper may, at its option and expense, install and operate check meters to monitor Gatherer’s meters. Such meters shall be for check purposes only and shall not be used in the measurement of Gas for the purposes of this Agreement except as provided for in this Agreement. The installation and operation thereof shall be done entirely by Shipper and shall not interfere in any way with the operation of Gatherer’s meter. The use of a share bar tubing system shall not be permitted. Shipper shall also have the right to access, for monitoring purposes, data at Gatherer’s Receipt Point(s) meters by way of a Supervisory Control and Data Acquisition system, so long as the same does not interfere with Gatherer’s System.
3.14    Gatherer’s custody meters shall be tested and calibrated by Gatherer semi-annually or more often if deemed necessary by Gatherer. If Shipper desires to witness any of the tests provided for herein, Shipper shall so advise Gatherer in writing. If Shipper has so advised Gatherer, then Gatherer shall give Shipper sufficient notice in advance of such tests so that Shipper may have its representative present to observe adjustments, if any, which are made.
3.15    When any test shows an error of more than two percent (2%) in measurement, correction shall be made for the period during which the measurement instruments were in error first by correcting the error if the percentage of error is ascertainable by calibration, test or mathematical calculations or second by using the registration of Shipper’s check meter, if installed and registering accurately. If neither such method is feasible, correction shall be made by estimating the quantity and quality delivered, based upon deliveries under similar conditions during a period of time when the equipment was registering accurately. If the period during which the measurement was in error cannot be ascertained, correction shall be made for one-half (1/2) of the period elapsed since the last date of test, and the measuring instrument shall be adjusted immediately to measure accurately.
3.16    Production equipment upstream of the Receipt Point(s) shall be designed and operated in a manner that will not interfere with acceptable measurement standards. If such interference is detected, Gatherer shall notify Shipper and Shipper shall have sixty (60) Days to correct or cause to be corrected the problems causing measurement errors due to pulsation, vibration, or harmonic wave distortion caused by compressors, pumps, or other production equipment upstream of the Receipt Point(s). Volume inaccuracies greater than or equal to one half of one percent (1/2%) that are found to be the result of pulsation, vibration, or harmonic wave distortion caused by compressors, pumps, or other production equipment upstream of the Receipt Point(s) will be corrected and adjustments made back to the point in time when the inaccuracies first occurred.
3.17    With respect to the measurement of Gas under this Agreement, Gatherer and Shipper shall have the right to inspect equipment installed or furnished by the other, and the charts and other measurement or testing data of the other, at all times during business hours, but the reading, calibration, and adjustment of such equipment and changing of charts shall be done only by the Party owning such equipment. Each Party shall preserve all original test data, charts and other similar records in such Party’s possession, for a period of at least two (2) years or the time required by any governmental agency, whichever is greater. Upon written request by either Party, all such data, charts, and other similar records will be made available to the requesting Party, subject to return within sixty (60) Days after receipt thereof.

ARTICLE IV
Gas Quality
4.1    Gatherer will not be obligated to accept the Dedicated Production, unless it meets the Gas Quality Requirements contained in this Agreement.
4.2    If all or a portion of the Dedicated Production delivered fails to meet any of the Gas Quality Requirements, then Gatherer may, at its option: (i) continue to temporarily receive such Dedicated Production or (ii) discontinue receipt of such Dedicated Production. If Gatherer elects to continue to receive such Dedicated Production, its election will not be deemed as a waiver of its right to discontinue receipt of such Dedicated Production at any time in the future.
4.3    Notwithstanding anything in this Agreement to the contrary, Shipper recognizes that the Gas received by Gatherer hereunder is subsequently transported by a downstream pipeline whose quality specifications may change from time to time. Therefore, if Gatherer is prevented from delivering Gas from its System to any pipeline due to such Gas not meeting the pipeline’s quality specifications(s), and such failure is not attributable to Gatherer’s actions, Gatherer shall be entitled to immediately shut-in all deliveries of Gas by Shipper which do not satisfy a downstream transporting pipeline’s specifications.
4.4    Shipper’s sole remedy in the event Gatherer elects to discontinue receipt of such Gas will be to: (i)    treat the Gas delivered so it will meet the Gas Quality Requirements, or (ii) reach mutual agreement with Gatherer to amend the Gas Quality Requirements, or to enter into such other mutual agreement as may be appropriate.
ARTICLE V
Gathering Rate
5.1    As set out in the Commercial Terms, Shipper will pay Gatherer a gathering fee per unit of measurement (“Rate”) for all Gas received by Gatherer in accordance with the terms of this Agreement. The Rate will be representative of a Rate necessary to maintain the current Service Levels and provide the additional services which are contained in the Commercial Terms.

5.2    Gatherer’s cost to service the Gas measurement facilities at a Receipt Point is *** *** *** ***per Month per Receipt Point. In order to insure Gatherer recovers its Monthly costs, Shipper shall pay Gatherer, for each Receipt Point, the higher of: (i) the actual Monthly gathering charges due, or (ii) ***.
ARTICLE VI
Receipt, Delivery, and Service Level
6.1    Gatherer will maintain the Service Level. At Shipper’s request, and if commercially feasible and reasonable in Gatherer’s discretion, Gatherer will make modifications or install facilities necessary to improve the Service Level and Gatherer may adjust Shipper’s Rate, to be effective upon notice on the first of the Month following completion of each such modification or installation.
6.2    If in Gatherer’s sole reasonable judgment, it becomes Uneconomic for a period of at least *** *** **********Months to gather Shipper’s Gas from one or more Receipt Point(s), Gatherer may provide notice of such Uneconomic situation(s) to Shipper. The Parties shall thereafter for a period of thirty (30) Days (“Renegotiation Period”), negotiate in good faith for new or amended Commercial Terms and Rate(s) under this Agreement. Such Renegotiation Period may be extended by mutual agreement, and this Agreement shall continue in full force and effect during any such Renegotiation Period. If, by the end of the Renegotiation Period, the Parties have not reached agreement for new or amended Commercial Terms and Rate(s), Gatherer shall have the right to terminate this Agreement as to such Receipt Point(s) by providing at least thirty (30) Days’ notice to that effect to Shipper.
ARTICLE VII
Billings, Payments and Audit
7.1    On or before the last Day of each Month, Gatherer will invoice Shipper and will provide supporting documentation as agreed by the Parties, for the amount due Gatherer for Dedicated Production delivered into the System in the preceding Month at the applicable Rate. Shipper will remit to Gatherer, at the address shown in the Commercial Terms, the amount invoiced, no later than fifteen (15) Days following the date of the invoice. Any payment not timely paid as required herein shall bear interest at the lower of the maximum lawful rate of interest in the State of Texas, or the Federal Reserve Bank Prime Loan Rate + 2%, calculated on a monthly basis and compounded daily, which interest shall be promptly paid by Shipper. Additionally, if Shipper is more than ten (10) Days late in making any payment, in addition to all other rights and remedies of Gatherer, and upon at least five (5) Days’ prior notice, Gatherer may cease receiving Shipper’s Gas until Shipper’s account is brought current, with interest.
7.2    Either Party, with at least sixty (60) Days’ prior written notice, shall have the right at its expense, at reasonable times during business hours, to audit the books and records of the other Party to the extent necessary to verify the accuracy of any statement, allocation, measurement, computation, charge, or payment made under or pursuant to this Agreement. Such audits will be conducted at the location where the books and records are normally located. The scope of any audit shall be limited to transactions affecting the Gas hereunder, and shall be limited to the 24-month period immediately prior to the Month in which the audit is requested. However, no audit may include any time period for which a prior audit hereunder was conducted, and no audit may occur more frequently than once each 12 months. All statements, allocations, measurements, computations, charges, or payments made in any period prior to the 24-month period immediately prior to the month in which the audit is requested, or made in any 24-month period for which the audit is requested but for which a written claim for adjustments is not made within ninety (90) Days after the audit is requested shall be conclusively deemed true and correct and shall be final for all purposes. All other statements, allocations, measurements, computations, charges, or payments shall be deemed true and correct and shall be final for all purposes after the expiration of 24 Months from the date thereof.
ARTICLE VIII
Termination
8.1    Notwithstanding any other provisions to the contrary in this Agreement, this Agreement can be terminated, except for any obligations then accrued, including, but not limited to, the indemnities in this Agreement, which shall survive termination, under the following conditions:
A.    If at any time during the term of this Agreement a governmental, quasi-governmental, regulatory, judicial or other authority, whether federal, state, local, international, or otherwise, takes or threatens to take any action or inaction as to any Party to this Agreement whereby the oil, gas, other hydrocarbons or inert substances, or any components, transportation or services related thereto, will be proscribed or possibly subjected to terms, conditions, changes, fees, taxes, levies, imposts, restraints, regulations, or costs, including without limitation, rate or price controls or ceilings, emissions or component allowances or burdens, or any other action that would make it economically burdensome for one or more of the Parties, any affected Party may, upon at least thirty (30) Days’ prior written notice to the other Parties, require good faith renegotiation of the terms of this Agreement to cure, alleviate, or apportion such economic burden among the Parties. If such renegotiation fails to reach mutually agreeable amended terms within thirty (30) Days following the beginning of such renegotiations, the affected Party shall have the right, but not the obligation, to terminate this Agreement upon at least thirty (30) Days’ additional written notice to the other Parties.
B.    Either Party may terminate this Agreement by providing written notice to the other Party either at least ninety (90) Days prior to the expiration of the Primary Term or at least ninety (90) Days prior to the end of each annual term after the expiration of the Primary Term.
ARTICLE IX
Notices
9.1    Unless otherwise agreed by the Parties in writing, any notice, demand, request, claim or other communication required or permitted to be given under this Agreement will be in writing, effective upon receipt, and sent by United States mail, courier, hand delivery or telecopy (only if during normal business hours), postage or charges prepaid, to the address of the Party set forth in the Commercial Terms, or any other more recent address which has been provided by such Party in writing pursuant to this notice provision.

ARTICLE X
Force Majeure
10.1    Neither Party will be liable to the other Party for failure to perform any of its obligations under this Agreement to the extent such performance is hindered, delayed or prevented by Force Majeure (except for failure to make payments hereunder).
10.2    A Party which is unable, in whole or in part, to carry out its obligations under this Agreement due to Force Majeure must provide notice to the other Party. Notwithstanding Article IX hereof, initial notice may be given orally; however, written notification with reasonably full particulars of the event or occurrence is required as soon as reasonably possible.
10.3    A Party claiming Force Majeure will diligently use all reasonable efforts to remove the cause, condition, event or circumstance of such Force Majeure, will promptly give written notice to the other Party of the termination of such Force Majeure, and will resume performance of any suspended obligation as soon as reasonably possible after termination of such Force Majeure.
10.4 For purposes of this Agreement, “Force Majeure” will mean causes, conditions, events or circumstances which are beyond the reasonable control of the Party claiming Force Majeure. Such causes, conditions, events and circumstances will include acts of God, strikes, lockouts or other industrial disturbances, acts of the public enemy, wars, blockades, insurrections, riots, epidemics, landslides, lightning, earthquakes, fires, storms, floods, washouts, arrests and restraints of rulers and people, arrests and restraints of the Government, either federal, state, or local, inability of any Party hereto to obtain necessary materials or supplies at reasonable market costs or permits due to existing or future rules, orders and laws of governmental or judicial authorities (federal, state, local, or otherwise), interruptions by government or court orders, present and future orders of any regulatory body having proper jurisdiction, civil disturbances, explosions, sabotage, partial or entire loss of market. Breakage of or accident to machinery or lines of pipe, the necessity for making repairs or alterations to machinery or lines of pipe, freezing of Wells or lines of pipe, partial or entire failure of Wells will be considered Force Majeure if the Party claiming Force Majeure has not caused the condition and the cause of the condition was out of the control of such Party. Force Majeure could include any other causes, whether of the kind herein enumerated or otherwise not within the control of the Party claiming suspension and which by the exercise of due diligence such Party is unable to overcome, such as the inability to acquire, or the delays in acquiring, at reasonable market cost and after the exercise of reasonable diligence, any servitude, right-of-way grants, permits, or licenses required to be obtained to enable a Party hereto to fulfill its obligations hereunder. Inability of a Party to be profitable or to secure funds, arrange bank loans or other financing, or to obtain credit will not be regarded as an event of Force Majeure.
ARTICLE XI
Regulations and Choice of Law
11.1    Each Party will comply with, and this Agreement is subject to all applicable valid orders, laws, rules and regulations of duly constituted governmental authorities having jurisdiction or control over the Parties, their facilities or Gas supplies, this Agreement, or any provisions hereof (collectively all or part referred to as “Law”).
11.2    As to all matters of construction and interpretation, this Agreement will be interpreted, construed and governed by the laws of the State of Texas without reference to the laws regarding conflicts or choice of law.
ARTICLE XII
Warranty
12.1    Each Party warrants that the title to and right to possession of all Gas delivered to the other hereunder will at the time of delivery be free from all liens and adverse claims, and each Party shall indemnify the other Party against all damages, costs, and expenses of any nature arising from every claim against such Gas.
12.2    Gatherer may, in addition to and without waiving any other rights hereunder, immediately suspend its services hereunder in the event that it reasonably believes either (i) that there is a title dispute, or (ii) that any Dedicated Production is being produced or delivered in violation of applicable laws or regulations.

ARTICLE XIII
Indemnity
13.1    Indemnities set out in this Article, unless specifically and unambiguously provided otherwise in this Agreement, shall exclusively govern and control the allocation of risks and liabilities of the Parties.
A.    Definitions — In this Agreement, specifically including, but not limited to, this Article XIII:
(1)    “Claim” or “Claims” means, unless specifically provided otherwise, all claims (including, but not limited to, those for property damage (specifically excluding Dedicated Production), pollution, personal injury) losses, causes of action, costs (including payment of attorneys’ fees and costs of litigation for enforcing this Agreement or otherwise), and judgments and damages (including any third party consequential and indirect damages), of any kind or character (except punitive or exemplary damages), under any theory of tort, contract, breach of contract (including any Claims which arise by reason of indemnification or assumption of liability contained in other Contracts entered into by Shipper Indemnitees or Gatherer Indemnitees), arising in connection with this Agreement.
(2)    “Shipper Indemnitees” means Shipper, its affiliated Person(s) (specifically excluding Gatherer Indemnitees) its and their co-owners, if any, and its and their officers, directors, insurers and all employees, supervisors, representatives, agents and other Person(s) or entities to be provided by Shipper and/or its subcontractors in connection with the performance of this Agreement.
(3)    “Gatherer Indemnitees” means Gatherer, its affiliated Person(s), and its and their officers, directors, insurers and all employees, supervisors, representatives, agents and other Person(s) to be provided by Gatherer and/or its subcontractors in connection with the performance of this Agreement (excluding any member of Shipper Indemnitees).

(4)    “Other Producer Group” means any Other Producer, its affiliate Person(s), its and their officers, directors, agents, representatives, employees, and other Person(s) or entities to be provided by Other Producer and/or its subcontractors in connection with delivery of Gas into the System and the invitees of each of the foregoing.
(5)    The term “REGARDLESS OF FAULT” means WITHOUT REGARD TO THE CAUSE OR CAUSES OF ANY CLAIM, INCLUDING, WITHOUT LIMITATION, A CLAIM CAUSED OR CONTRIBUTED TO BY THE NEGLIGENCE (WHETHER SOLE, CONCURRENT, GROSS, OR OTHERWISE), WILLFUL MISCONDUCT, STRICT LIABILITY, OR OTHER FAULT OF ANY MEMBER OF SHIPPER INDEMNITEES, GATHERER INDEMNITEES, INVITEES, AND/OR THIRD PARTIES.
B.    General — The Parties agree that:
(1)    NOTWITHSTANDING ANY PROVISION IN THIS AGREEMENT TO THE CONTRARY, THIS AGREEMENT DOES NOT AUTHORIZE ONE PARTY TO SUE FOR OR COLLECT FROM THE OTHER PARTY ITS OWN CONSEQUENTIAL, SPECIAL, INCIDENTAL, OR INDIRECT DAMAGES, AND EACH PARTY HEREBY WAIVES ANY AND ALL CLAIMS IT MAY HAVE AGAINST THE OTHER PARTY FOR ITS OWN SUCH DAMAGES. FURTHERMORE, THE INDEMNITY OBLIGATIONS CONTAINED IN THIS AGREEMENT DO NOT INCLUDE INDEMNIFICATION FOR PUNITIVE OR EXEMPLARY DAMAGES UNDER ANY LAW OR OTHERWISE.
(2)    The indemnity obligations under this Agreement are effective to the maximum extent permitted by law. If a law is applied in a jurisdiction which prohibits or limits a Party’s ability to indemnify the other, then that Party’s liability shall exist to the full extent allowed by the law of the relevant jurisdiction. In support of the indemnity obligations contained in this Agreement, each Party shall provide to the other Party for the benefit of the other Party, adequate proof of insurance, while this

Agreement is in force, of coverage and amounts of General Liability Insurance of no less than $5,000,000 per occurrence, or adequate evidence of self-insurance reasonably acceptable to the other Party. Each Party shall also provide to the other Party notice containing all relevant information of any Claim for which it may seek indemnification, promptly after discovering any facts or occurrence that may give rise to such a Claim.
C.    Bodily Injury, Death, and Damage to Property of Gatherer and Gatherer’s Personnel: Notwithstanding anything to the contrary in the other provisions of this Agreement, GATHERER AGREES TO DEFEND, RELEASE, INDEMNIFY, AND HOLD HARMLESS SHIPPER INDEMNITEES AGAINST CLAIMS ARISING IN CONNECTION WITH: (I) BODILY INJURY TO AND/OR DEATH OF ANY MEMBER OF GATHERER INDEMNITEES AND THEIR INVITEES AND ANY MEMBER OF OTHER PRODUCER GROUP AND/OR (II) DAMAGE TO THE SYSTEM AND/OR PROPERTY OF GATHERER INDEMNITEES AND THEIR INVITEES AND ANY MEMBER OF OTHER PRODUCER GROUP ARISING IN CONNECTION WITH THIS AGREEMENT, REGARDLESS OF FAULT. HOWEVER, THIS INDEMNITY SHALL NOT APPLY TO THE EXTENT THE CLAIM DIRECTLY ARISES FROM OR IS INCURRED IN CONNECTION WITH SHIPPER DELIVERING ANY GAS INTO THE SYSTEM THAT IS NOT IN COMPLIANCE WITH THE GAS QUALITY REQUIREMENTS OF THIS AGREEMENT.
D.    Bodily Injury, Death, and Damage to Property of Shipper and Shipper’s Personnel and Gas not meeting Quality Requirements:
Notwithstanding anything else to the contrary in the other provisions of this Agreement, SHIPPER AGREES TO DEFEND, RELEASE, INDEMNIFY, AND HOLD HARMLESS GATHERER INDEMNITEES AGAINST CLAIMS ARISING IN CONNECTION WITH: (I) BODILY INJURY TO AND/OR DEATH OF SHIPPER INDEMNITEES AND THEIR INVITEES; AND/OR (II) Subject to Subsection (G) of this Article XIII, DAMAGE TO PROPERTY OF SHIPPER INDEMNITEES AND THEIR INVITEES; AND/OR (III)

DAMAGE TO THE SYSTEM AND/OR PROPERTY OF GATHERER INDEMNITEES AND THEIR INVITEES, AND ANY MEMBER OF OTHER PRODUCER GROUP, ARISING IN CONNECTION WITH THIS AGREEMENT OR WHICH IS INCURRED IN CONNECTION WITH SHIPPER DELIVERING ANY GAS INTO THE SYSTEM THAT IS NOT IN COMPLIANCE WITH THE QUALITY REQUIREMENTS OF THIS AGREEMENT, REGARDLESS OF FAULT.
E.    Pollution and Hazardous Materials and Substances:
(1)    Gatherer’s Responsibilities — Subject to the indemnity, obligations contained in Subsections (C)-(D) of this Article XIII, and notwithstanding anything to the contrary in the other provisions of this Agreement, GATHERER AGREES TO DEFEND, RELEASE, INDEMNIFY AND HOLD HARMLESS SHIPPER INDEMNITEES AGAINST CLAIMS ARISING OUT OF OR RESULTING FROM ANY UNAUTHORIZED RELEASE OR DISCHARGE OF ANY SUBSTANCE, MATERIAL, MIXTURE, POLLUTANT, OR CONTAMINANT, WHICH EMANATES FROM THE SYSTEM, GATHERER INDEMNITEES’ PROPERTY, AND/OR OTHER PRODUCER GROUP PROPERTY, REGARDLESS OF FAULT.
(2)    Shipper’s Responsibilities - Subject to the indemnity obligations contained in Subsections (C)-(D) of this Article XIII, and notwithstanding anything to the contrary in the other provisions of this Agreement, SHIPPER AGREES TO DEFEND, RELEASE, INDEMNIFY AND HOLD HARMLESS GATHERER INDEMNITEES AGAINST CLAIMS ARISING OUT OF OR RESULTING FROM ANY UNAUTHORIZED RELEASE OR DISCHARGE OF ANY SUBSTANCE, MATERIAL, MIXTURE, POLLUTANT, OR CONTAMINANT, WHICH EMANATES FROM SHIPPER INDEMNITEES’ PROPERTY, REGARDLESS OF FAULT.

F.    Liability to Third Parties:
(1)    Subject to Subsections (C)-(E) of this Article XIII, Shipper agrees to defend, release, indemnify and hold harmless Gatherer Indemnitees from and against Claims by or in favor of or incurred by or sustained by any Third Party to the extent such Claim is caused by Shipper Indemnitees.
(2)    Subject to Subsections (C)-(E) of this Article XIII, Gatherer agrees to defend, release, indemnify and hold harmless Shipper Indemnitees from and against Claims by or in favor of or incurred by or sustained by any Third Party to the extent such Claim is caused by Gatherer Indemnitees or any member of Other Producer Group.
G.    Risk of Loss:
Notwithstanding anything to the contrary in other provisions of this Agreement, and except if Shipper delivers Gas into the System that does not comply with the Gas Quality Requirements of this Agreement, risk of loss of Dedicated Production shall be borne by Gatherer from the Receipt Point(s) until such time as the Dedicated Production is delivered to the Delivery Point(s) and Gatherer shall defend, release, indemnify, and hold harmless Shipper Indemnitees from any loss of or damage to the Dedicated Production during such time, excepting Fuel and Loss, REGARDLESS OF FAULT.
H.    Title:
Title to the Dedicated Production (excluding Drip Condensate, which shall at all times be owned by Gatherer) shall at all times remain with Shipper or Purchaser, as applicable.
ARTICLE XIV
Miscellaneous
14.1    Confidentiality: The Parties agree that this Agreement and all related information and data exchanged by them shall be maintained in strict and absolute confidence and no Party shall make any public disclosure thereof, except for disclosure (i) pursuant to the contemplated (in good faith) or actual sale, disposition or other transfer (directly or indirectly) of a Party’s rights and interest in and to this Agreement, the System, the Dedicated Production, or the Dedicated Area (ii) pursuant to the contemplated (in good faith) or actual sale or other transfer (directly or indirectly) of all or substantially all of the assets of a Party, (iii) in conjunction with a contemplated (in good faith) or actual merger, consolidation, share exchange or other form of statutory reorganization involving a Party, (iv) to co-owners of the System or the Dedicated Production, consultants, accountants, rating agencies, lenders, insurers, investors, attorneys or other representatives with a need to know such information, provided that the disclosing Party shall remain liable for any use or disclosure by such receiving Person(s) which the disclosing Party was not otherwise permitted to make pursuant to this Agreement, or (v) as required to make disclosure in compliance with any applicable Law or national securities exchange rule or requirement, in which event the disclosing Party shall notify the other Party as soon as practicable.
14.2    Amendment: Any modification of terms or amendments of provisions of this Agreement will become effective only by duly executed supplemental written agreement between the Parties.
14.3    Waiver: No waiver by either Party of any default of the other under this Agreement will operate as a waiver of any future default, whether of a like or a different character.
14.4    Taxes: Shipper will be solely responsible for all taxes levied on its property, and severance, production, sales and other similar taxes levied on the Dedicated Production delivered hereunder. Gatherer will be solely responsible for all taxes levied on its System or on its operations and/or receipts hereunder.
14.5    Assignment: Either Party is entitled to assign its rights, obligations or interests under this Agreement to affiliated Person(s), which shall include, but not be limited to, a master limited partnership related to a Party and/or such master limited partnership’s subsidiaries and affiliates. Neither Party can assign its rights, obligations or interests under this Agreement to a non-affiliate without the prior written consent of the non-assigning Party, which consent will not be unreasonably withheld or delayed. Shipper shall promptly, within ten (10) Days of its effective date, notify Gatherer of any assignment. Whether such notification has occurred, any assignment by Shipper shall not impair any dedication or commitment of production, Gas or Wells under this Agreement. Shipper shall notify any assignee in writing of such dedication or commitment pursuant to this Agreement, and shall ensure that the same remains in effect during the term and in accordance with this

Agreement. Any such assignment shall not impair Gatherer’s rights under this Agreement against Shipper.
14.6    Access: Shipper hereby grants to Gatherer such rights as it may have of ingress and egress, the right to lay and maintain pipelines, and to install any other necessary equipment on and across any lands covered by this Agreement. All lines and other equipment placed by Gatherer on said lands will remain the personal property of Gatherer, and subject to the terms of this Agreement, may be removed by Gatherer at any time.
14.7    Severability: If any provision or clause of this Agreement or application thereof to any Person(s) or circumstance is held invalid, such invalidity will not affect those other provisions or applications of this Agreement which can be given reasonable meaning without the invalid provisions or applications.
14.8    Royalties: Gatherer shall not be liable for accounting for or paying any royalties due on the Gas delivered under this Agreement. In no event will Gatherer have any obligation to any Persons due those royalties.
14.9    Entire Agreement: This Agreement constitutes the entire agreement between the Parties and no waiver, representation, or agreement, oral or otherwise, will affect the subject matter hereof unless and until such waiver, representation or agreement is reduced to writing and executed by authorized representatives of the Parties.
14.10    Creditworthiness: If either Party has reasonable grounds for insecurity regarding the performance of any obligation under this Agreement (whether or not then due) by the other Party (including, without limitation, the occurrence of a material change in the creditworthiness of that Party), the concerned Party may demand Adequate Assurance of Performance, which shall be furnished within five (5) Days of such demand. “Adequate Assurance of Performance” shall mean sufficient security in the form, amount and for the term reasonably acceptable to the concerned Party, including, but not limited to, a standby irrevocable letter of credit, a prepayment, or a performance bond or guaranty (including the issuer of any such security).

EXHIBIT A
DEDICATED AREA AND WELLS
The Dedicated Wells are producing Wells in which Shipper now or hereafter owns or controls Gas and which are connected to the System now or in the future. The Dedicated Area will extend to the greater of a one mile distance from (a) the Dedicated Wells, or (b) the existing System. The Dedicated Area will expand as Dedicated Wells are added and the System is expanded to connect the Dedicated Wells. This dedication is not intended to be a covenant running with the land.

EXHIBIT B
GAS QUALITY REQUIREMENTS
Gas delivered by Shipper to each Receipt Point shall:

1)
not contain more than five (5) grains of total sulphur) per one hundred (100) Cubic feet of Gas and shall not contain more than one-quarter (IA) of one (1) grain of hydrogen sulfide per one hundred (100) Cubic feet of Gas.

2)	not contain any measurable oxygen or mercury and shipper shall make every effort to keep Gas free from such contaminants.

3)	not contain more than two percent (2%) by volume of carbon dioxide.

4)	not contain more than two percent (2%) by volume of nitrogen.

5)	not contain more than four percent (4%) by volume of a combined total of inerts, carbon dioxide, nitrogen and other inert components, including helium, neon, and argon.

6)	be commercially free of water and hydrocarbons in a liquid state.

7)	have a temperature of not less than forty degrees (40°) Fahrenheit nor greater than one hundred twenty degrees (120°) Fahrenheit.

8)	contain no active bacteria or bacterial agent, including but not limited to sulphate reducing bacteria and acid producing bacteria, or any hazardous or toxic substances.

9)	have a total or gross Heating Value of not less than nine hundred fifty (950) Btu per cubic foot and not more than one thousand one hundred fifty (1400) Btu per cubic foot.

10)
be commercial in quality and free from any foreign materials such as dirt, dust, iron particles, crude oil, dark condensate, free water and other similar matter and substances which may be injurious to pipelines, meters or other facilities, or which may interfere with the processing, transmission or commercial utilization of said Gas.

11)	not contain mercaptans in excess of five parts per million (5 ppm) by volume.

12)	be free from all hazardous waste as that term is defined in the Resources Conservation and Recovery Act, 42 USC § 690.1, et seq.

13)
In addition to the water quality specifications set forth in this Agreement, Shipper shall be responsible to ensure that each Receipt Point is equipped with the necessary dehydration facilities to reduce the water content of the Gas received at such Receipt Point to seven pounds of water per one million cubic feet or less, unless, however, alternative arrangements have been made by Shipper with Gatherer to have Shipper’s Gas dehydrated downstream of such Receipt Point in existing facilities owned by Gatherer or other existing treating arrangements that Gatherer may have with Third Parties. If the water content of the Gas received at a Receipt Point exceeds seven pounds per one million cubic feet, then either the Heating Value so determined for such Receipt Point or the volume calculated for such Receipt Point shall be adjusted for water content at the “as delivered” conditions for the purpose of determining the Btu Content of Shipper’s Gas. If, however, Shipper delivers its Gas at a Receipt Point at seven pounds of water per one million cubic feet or less, then no such water content adjustments shall be made for purposes of determining the Btu Content of Shipper’s Gas.

EXHIBIT C
RECEIPT POINTS

METER	METER NAME	OPERATOR NAME
***	***	SANDLIN OIL CORP
***	***	SANDLIN OIL CORP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	SANDLIN OIL CORP
***	***	SANDLIN OIL CORP
***	***	SANDLIN OIL CORP
***	***	ENCANA OIL & GAS (USA) INC.
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	SANDLIN OIL CORP
***	***	SANDLIN OIL CORP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	SANDLIN OIL CORP
***	***	SANDLIN OIL CORP
***	***	SANDLIN OIL CORP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP

METER	METER NAME	OPERATOR NAME
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP

METER	METER NAME	OPERATOR NAME
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP

METER	METER NAME	OPERATOR NAME
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP

METER	METER NAME	OPERATOR NAME
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP

METER	METER NAME	OPERATOR NAME
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	NOBLE ENERGY, INC.
***	***	NOBLE ENERGY, INC.
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	NOBLE ENERGY, INC.
***	***	NOBLE ENERGY, INC.
***	***	KERR MCGEE OIL 7 GAS ONSHORE LP
***	***	NOBLE ENERGY, INC.
***	***	NOBLE ENERGY, INC.
***	***	KERR MCGEE OIL 7 GAS ONSHORE LP
***	***	KERR MCGEE OIL 7 GAS ONSHORE LP
***	***	KERR MCGEE OIL 7 GAS ONSHORE LP
***	***	KERR MCGEE OIL 7 GAS ONSHORE LP
***	***	KERR MCGEE OIL 7 GAS ONSHORE LP
***	***	KERR MCGEE OIL 7 GAS ONSHORE LP
***	***	KERR MCGEE OIL 7 GAS ONSHORE LP
***	***	KERR MCGEE OIL 7 GAS ONSHORE LP
***	***	KERR MCGEE OIL 7 GAS ONSHORE LP
***	***	KERR MCGEE OIL 7 GAS ONSHORE LP
***	***	KERR MCGEE OIL 7 GAS ONSHORE LP
***	***	KERR MCGEE OIL 7 GAS ONSHORE LP

METER	METER NAME	OPERATOR NAME
***	***	KERR MCGEE OIL 7 GAS ONSHORE LP
***	***	KERR MCGEE OIL 7 GAS ONSHORE LP
***	***	KERR MCGEE OIL 7 GAS ONSHORE LP
***	***	KERR MCGEE OIL 7 GAS ONSHORE LP
***	***	KERR MCGEE OIL 7 GAS ONSHORE LP
***	***	KERR MCGEE OIL 7 GAS ONSHORE LP
***	***	KERR MCGEE OIL 7 GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	NOBLE ENERGY, INC
***	***	NOBLE ENERGY, NC
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR-MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR-MCGEE OIL & GAS ONSHORE LP
***	***	KERR-MCGEE OIL & GAS ONSHORE LP
***	***	KERR-MCGEE OIL & GAS ONSHORE LP
***	***	ENCANA OIL & GAS (USA) INC.
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	NOBLE ENERGY, INC
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP

METER	METER NAME	OPERATOR NAME
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OW & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP

METER	METER NAME	OPERATOR NAME
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP

METER	METER NAME	OPERATOR NAME
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP

METER	METER NAME	OPERATOR NAME
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL 7 GAS ONSHORE LP
***	***	KERR MCGEE OIL 7 GAS ONSHORE LP
***	***	KERR MCGEE OIL 7 GAS ONSHORE LP
***	***	KERR MCGEE OIL 7 GAS ONSHORE LP
***	***	KERR MCGEE OIL 7 GAS ONSHORE LP
***	***	KERR MCGEE OIL 7 GAS ONSHORE LP
***	***	KERR MCGEE OIL 7 GAS ONSHORE LP
***	***	KERR MCGEE OIL 7 GAS ONSHORE LP
***	***	KERR MCGEE OIL 7 GAS ONSHORE LP
***	***	KERR MCGEE OIL 7 GAS ONSHORE LP
***	***	KERR MCGEE OIL 7 GAS ONSHORE LP
***	***	KERR MCGEE OIL 7 GAS ONSHORE LP
***	***	KERR MCGEE OIL 7 GAS ONSHORE LP
***	***	KERR MCGEE OIL 7 GAS ONSHORE LP
***	***	KERR MCGEE OIL 7 GAS ONSHORE LP
***	***	KERR MCGEE OIL 7 GAS ONSHORE LP
***	***	KERR MCGEE OIL 7 GAS ONSHORE LP
***	***	KERR MCGEE OIL 7 GAS ONSHORE LP
***	***	KERR MCGEE OIL 7 GAS ONSHORE LP
***	***	KERR MCGEE OIL 7 GAS ONSHORE LP
***	***	KERR MCGEE OIL 7 GAS ONSHORE LP
***	***	KERR MCGEE OIL 7 GAS ONSHORE LP
***	***	KERR MCGEE OIL 7 GAS ONSHORE LP
***	***	KERR MCGEE OIL 7 GAS ONSHORE LP
***	***	KERR MCGEE OIL 7 GAS ONSHORE LP
***	***	KERR MCGEE OIL 7 GAS ONSHORE LP
***	***	KERR MCGEE OIL 7 GAS ONSHORE LP
***	***	KERR MCGEE OIL 7 GAS ONSHORE LP
***	***	KERR MCGEE OIL 7 GAS ONSHORE LP
***	***	KERR MCGEE OIL 7 GAS ONSHORE LP
***	***	KERR MCGEE OIL 7 GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP

METER	METER NAME	OPERATOR NAME
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP

METER	METER NAME	OPERATOR NAME
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	ENCANA OIL & GAS (USA) INC.
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP

METER	METER NAME	OPERATOR NAME
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	ENCANA OIL & GAS (USA) INC.
***	***	K P KAUFFMAN COMPANY INC.
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	ENCANA OIL & GAS (USA) INC.
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	ENCANA OIL & GAS (USA) INC.
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	ENCANA OIL & GAS (USA) INC.
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP

METER	METER NAME	OPERATOR NAME
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	ENCANA OIL & GAS (USA) INC.
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP

METER	METER NAME	OPERATOR NAME
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	H L WILLETT
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	ENCANA OIL & GAS (USA) INC.
***	***	ENCANA OIL & GAS (USA) INC.
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP

METER	METER NAME	OPERATOR NAME
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP

METER	METER NAME	OPERATOR NAME
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	ENCANA OIL & GAS (USA) INC.
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	NOBLE ENERGY INC.
***	***	NOBLE ENERGY, INC.
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP

METER	METER NAME	OPERATOR NAME
***	***	ENCANA OIL & GAS (USA) INC.
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	NOBLE ENERGY, INC.
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	SANDLIN OIL CORP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	ENCANA OIL & GAS (USA) INC.
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	ENCANA OIL & GAS (USA) INC.
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP

METER	METER NAME	OPERATOR NAME
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	NOBLE ENERGY, INC
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP

METER	METER NAME	OPERATOR NAME
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	ENCANA OIL & GAS (USA) INC.
***	***	ENCANA OIL & GAS (USA) INC.
***	***	ENCANA OIL & GAS (USA) INC.
***	***	ENCANA OIL & GAS (USA) INC.
***	***	ENCANA OIL & GAS (USA) INC.
***	***	ENCANA OIL & GAS (USA) INC.
***	***	KERR MCGEE OIL & GAS ONSHORE LP

METER	METER NAME	OPERATOR NAME
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	NOBLE ENERGY, INC.
***	***	ENCANA OIL & GAS (USA) INC.
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	ENCANA OIL & GAS (USA) INC.
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP

METER	METER NAME	OPERATOR NAME
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	ENCANA OIL & GAS (USA) INC.
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP

METER	METER NAME	OPERATOR NAME
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	ENCANA OIL & GAS (USA) INC.
***	***	ENCANA OIL & GAS (USA) INC.
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	ENCANA OIL & GAS (USA) INC.
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	MERIT ENERGY COMPANY
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	ENCANA OIL & GAS (USA) INC.
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP

METER	METER NAME	OPERATOR NAME
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	ENCANA OIL & GAS (USA) INC.
***	***	ENCANA OIL & GAS (USA) INC.
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	ENCANA OIL & GAS (USA) INC.
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	PETROLEUM DEVELOPMENT CORPORATION
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	ENCANA OIL & GAS (USA) INC.
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	PETROLEUM DEVELOPMENT CORPORATION
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	ENCANA OIL & GAS (USA) INC.
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP

METER	METER NAME	OPERATOR NAME
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	ENCANA OIL & GAS (USA) INC.
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	NOBLE ENERGY, INC
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	NOBLE ENERGY, INC
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	NOBLE ENERGY, INC
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP

METER	METER NAME	OPERATOR NAME
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	NOBLE ENERGY, INC
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	KERR-MCGEE OIL & GAS ONSHORE LP
***	***	KERR MCGEE OIL & GAS ONSHORE LP
***	***	ENCANA OIL & GAS (USA) INC.
***	***	KERR MCGEE OIL & GAS ONSHORE LP

EXHIBIT D
DELIVERY POINTS
Gas:
o    BP America Inc. — BP Plant inlet
o    EnCana — Fort Lupton Plant inlet
o    Kerr-McGee Gathering LLC — Fort Lupton Plant Residue Gas tailgate
o    DCP — Spindle inlet
o    AKA — Gilcrest inlet
o    Kerr-McGee Gathering LLC — Fuel Gas delivery meter to Shipper’s oil polishing facility

Plant Products:
o    Kerr-McGee Gathering LLC — Fort Lupton Plant Products tailgate meter

Field Condensate:
o    Kerr-McGee Gathering LLC operated field condensate collection points

Slug Liquid:
o    BP America Inc. — BP Plant tailgate liquid meter

EXHIBIT E
NOMINATION, CONFIRMATION AND BALANCING PROCEDURES
Nomination
If Shipper desires gathering service in any Month, Shipper must submit nominations to Gatherer indicating the quantity of Gas to be delivered to Gatherer at each Receipt Point in MMBtu per Day, hereinafter referred to as the “Receipt Nomination”, and the quantity of Gas to be delivered to Shipper’s Transporter or downstream customer at each Delivery Point in MMBtu per Day, hereinafter referred to as the “Delivery Nomination”. The Delivery Nomination must be equal to the Receipt Nomination, less deductions identified herein.
All nominations for “first of the Month” gathering service must be received by Gatherer in accordance with Gatherer’s Nomination Schedule, a copy of which shall be provided to Shipper by Gatherer. All nominations for “mid-Month” gathering service must be submitted to Gatherer no later than 7:00 am CST (6:00 am MST) on the business Day prior to requested service. All nominations are subject to nomination and confirmation deadlines on upstream and downstream pipelines, as applicable.
Shipper has the right to change nominations daily, so long as Shipper submits revised nominations to Gatherer no later than 7:00 am CST (6:00 am MST) on the business Day prior to the effective date of the requested service.
All nominations are subject to confirmation by Gatherer. Gatherer’s nomination forms may include other information required by Gatherer to confirm Shipper’s nomination with Shipper’s Transporter, downstream customer, and/or Receipt Point(s) operator.
If Gatherer is unable to confirm Shipper’s nomination for any Receipt Point(s) on the System, Shipper’s nomination as to the affected Receipt Point(s) will be reduced to the quantity confirmed by Gatherer. Gatherer will notify Shipper of any such nomination change(s).

Balancing
Any monthly imbalance between nominations and actuals shall be accounted for and administered in accordance with the following terms and conditions:
Gatherer and Shipper intend that the quantities of Gas actually delivered and received each Day under this Agreement will equal the confirmed nominations. Any difference between the aggregate quantity of Gas nominated and the aggregate quantity of Gas actually delivered on any given Day shall constitute the “Daily Operational Imbalance”.
During any given Month, operational metered quantities (MMBtus) shall be used by Gatherer on a daily basis, as available, to determine the Daily Operational Imbalance, if any, for any given Day. Upon notification by Gatherer, Shipper shall promptly make, or cause to be made, such physical flow adjustments as may be necessary in order to prevent, reduce, or eliminate any Daily Operational Imbalance.
The sum of the Daily Operational Imbalances for each Day in a given Month shall constitute the “Monthly Operational Imbalance” for such Month. The Monthly Operational Balance shall be cashed out as follows:
(A)    Excess Receipts. When the actual quantity of Gas received at a Receipt Point, less Fuel and Loss, exceeds the confirmed Delivery Nomination, the excess quantity of Gas is hereinafter referred to as “Excess Receipts”. If Excess Receipts are equal to or less than five percent (5%) of confirmed Delivery Nominations, the Excess Receipts shall be sold by Shipper and purchased by Gatherer at a purchase price equal to one hundred percent (100%) of the First of the Month Price for Colorado Interstate Gas for the location specified in the Commercial Terms, as reported in Platt’s Inside FERC in the Month in which the imbalance occurred (“Cash Out Price”). The amount of Excess Receipts greater than five percent (5%) shall be sold by Shipper and purchased by Gatherer at a purchase price equal to eighty percent (80%) of the Cash Out Price. In the event Platts Inside FERC First of the Month Price for Colorado Interstate Gas ceases to be published or fails to report the necessary index price, Gatherer shall notify Shipper of the substitute index price to be used.
(B)    Excess Deliveries. When the actual quantity of Gas received at a Receipt Point, less Fuel and Loss, is less than the confirmed Delivery Nomination, the excess quantity of Gas is hereinafter referred to as “Excess Deliveries”. If Excess Deliveries are equal to or less than five percent (5%) of confirmed Delivery Nominations, the Excess Deliveries shall be sold by Gatherer and purchased by Shipper at one hundred percent of the Cash Out Price. The amount of Excess Deliveries greater than five percent (5%) shall be sold by Gatherer and purchased by Shipper at one hundred and twenty percent (120%) of the Cash Out Price. In the event Platts Inside FERC First of the Month Price for Colorado Interstate Gas ceases to be published or fails to report the necessary index price, Gatherer shall notify Shipper of the substitute index price to be used.
In the event of assignment or termination of this Agreement, the Parties agree to cash out any existing imbalance according to the terms and methodology above within five (5) Days thereof.

EXHIBIT F
KMGG WATTENBERG SYSTEM
CURTAILMENT PROCEDURES
Gatherer shall have the right to curtail all gathering service, in whole or in part on all or any portion or portions of its System, at any time (i) for reasons of Force Majeure incurred by Gatherer or Shipper’s Transporter, or (ii) when, in Gatherer’s reasonable judgment, capacity or operating conditions so require, or (iii) when it is desirable or necessary to make modifications, repairs or operating changes to the System. Gatherer shall provide Shipper such notice of the curtailment as is reasonable under the circumstances.
Gatherer will use reasonable efforts to identify and curtail only those Shippers whose Gas is nominated through the Receipt Point(s), or any portion or portions of the System, which are subject to curtailment. All curtailments will be made ratably for all affected Shippers, in accordance with each such Shipper’s confirmed nominations.
As used herein, the term “ratably” shall mean that available capacity shall be allocated by Gatherer to all affected shippers based on the percentage derived by dividing each affected shipper’s confirmed quantity of Gas nominated by the total confirmed quantity of Gas nominated by all affected shippers. Gatherer shall determine the available capacity in the System, or affected portions of the System, and the effective time and date of any such curtailment, while taking into account safety and operational flexibility considerations.
Gatherer shall provide Shipper with notice of curtailment or interruption at a time and in a manner that is reasonable under then existing conditions (“Curtailment Order”), and shall in any event confirm in writing or by facsimile transmission the notice given, if originally provided by telephone.
Shipper shall have the responsibility to inform Shipper’s Transporter, downstream customers, end-users, suppliers, and all others involved or affected by any curtailment or interruption described in Gatherer’s Curtailment Order.

Gatherer shall have the right, without liability to Shipper, to interrupt the gathering of Gas for Shipper, when necessary to test, alter, modify, enlarge, or repair any facility or property comprising a part of, or appurtenant to, its System, or otherwise related to the operation thereof. Gatherer shall endeavor to cause a minimum of inconvenience to Shipper. Except in cases of unforeseen emergency, Gatherer shall give advance notice to Shipper of its intention to interrupt the gathering of Gas, stating the anticipated timing and magnitude of each such interruption.
Shipper shall indemnify Gatherer against and hold Gatherer harmless from any and all damages, claims, suits, actions or proceedings whatsoever threatened or initiated as a result of any curtailment or interruption invoked by Gatherer, which shall include any curtailment or interruption described in any of part of this Exhibit F. Shipper shall not be required to indemnify Gatherer as stated above to the extent that the curtailment or interruption is a result of Gatherer’s gross negligence, bad faith or willful misconduct.

Contract #8840

AMENDMENT
to
GAS GATHERING AGREEMENT
THIS AMENDMENT to that certain Gas Gathering Agreement dated July 1, 2010, as amended (the "Agreement") is made and entered into this 4th day of August, 2011 to be effective July 1, 2011, by and between KERR-MCGEE GATHERING LLC ("Gatherer") and KERR-MCGEE OIL AND GAS ONSHORE LP ("Shipper").
RECITALS
WHEREAS, said Agreement was heretofore executed between Gatherer and Shipper; and
WHEREAS, Gatherer and Shipper desire to amend the Agreement as provided herein.
AGREEMENT
NOW, THEREFORE, in consideration of the mutual covenants contained in the Agreement and this Amendment, Gatherer and Shipper agree as follows:

I.	Section 3. Service Level and Rates Paragraphs A. and B. are amended by replacing "Fort Lupton Plant" with "Fort Lupton Plant and the Platte Valley Plant" wherever "Fort Lupton Plant" appears.

II.
Section 3. Service Level and Rates Paragraph C. is amended by adding the following sentence after the first sentence: "In addition, Shipper will pay Gatherer a processing fee of $*** per MMBtu for Gas delivered to the Platte Valley Plant Delivery Point."

III.	Section 6. Special Provisions Paragraph A. is amended by deleting the Definition of "Fort Lupton Plant" in its entirety and replacing it with the following:
"Fort Lupton Plant" means the Fort Lupton Processing Plant operated by Gatherer located in Section 14, Township 2 north, Range 66 west, Weld County, Colorado where Shipper's Gas is delivered for processing.

IV.	Section 6. Special Provisions Paragraph A. is amended by adding the following Definition:
"Platte Valley Plant" means the Platte Valley Processing Plant operated by Gatherer located in Section 11, Township 2 north, Range 66 west, Weld County, Colorado where Shipper's Gas is delivered for processing.

V.	Section 6. Special Provisions Paragraph A. is amended by deleting the Definition of "Residue Gas" in its entirety and replacing it with the following: "Residue Gas"

1

means that portion of the Gas delivered to the Fort Lupton Plant and to the Platte Valley Plant that remains as a Gas after processing."

VI.
Section 6. Special Provisions Paragraph B. is deleted in its entirety and replaced with the following: "The Fort Lupton Plant allocation and the Platte Valley Plant allocation will be based on Shipper's respective pro rata shares of the volumes received at the plants. The Fort Lupton Plant volumes and the Platte Valley Plant volumes will be determined as the sum of all metered volumes leaving each plant respectively, including but not limited to volumes measured at fuel, flare, Plant Products and Residue Gas meters. Residue Gas will be returned to Shipper for its account at the tailgate of the Fort Lupton Plant and the tailgate of the Platte Valley Plant after all Heating Value reductions incidental to the processing."

VII.	EXHIBIT D to the Agreement, DELIVERY POINTS, is amended by deleting the following Delivery Point under the heading "Gas" in its entirety:
o    EnCana — Fort Lupton Plant Inlet
and replacing it with the following:
o    Kerr-McGee Gathering LLC — Platte Valley Plant Inlet

VIII.	EXHIBIT D to the Agreement, DELIVERY POINTS, is amended to add the following Delivery Point under the heading "Plant Products:"
o    Kerr-McGee Gathering LLC — Platte Valley Plant Products tailgate meter
All other provisions of the Agreement shall remain in full force and effect as originally written or previously amended.

2

IN WITNESS WHEREOF, this Amendment may be executed in any number of counterparts, each of which shall be considered an original.
KERR-MCGEE GATHERING LLC

By:    /s/ Don Sinclair
WES President & CEO

KERR-MCGEE OIL AND GAS ONSHORE LP

By:    /s/ John D. Ford III

Name:    John D. Ford III

Title:    General Manager Wattenberg

3

Contract #8840

SECOND AMENDMENT
to
GAS GATHERING AGREEMENT
THIS SECOND AMENDMENT to that certain Gas Gathering Agreement dated July 1, 2010 as amended (the "Agreement") is made and entered into this     3rd day of December, 2012 to be effective October 1, 2012 ("Effective Date") by and between the parties to the Agreement, KERR-MCGEE GATHERING LLC ("Gatherer") and KERR-MCGEE OIL & GAS ONSHORE LP ("Shipper").
RECITALS
WHEREAS, said Agreement was previously executed and later amended by and between Gatherer and Shipper; and,
WHEREAS, Gatherer and Shipper desire to further amend the Agreement as provided herein.
AGREEMENT
NOW, THEREFORE, in consideration of the mutual covenants contained in the Agreement and this Amendment, Gatherer and Shipper agree as follows:
Section 6 of the Agreement, Special Provisions, Paragraph E, is deleted in its entirety and replaced by the following:
"Article II of the General Terms and Conditions, Well Connections, is hereby modified to state:
2.1 (a) Vertical/Directional Well Connections. Shipper may provide to Gatherer, on a quarterly basis, a report containing Shipper's planned drilling and completion schedules for the Dedicated Area. Subject to the terms of this Agreement, Gatherer may use the information contained in such quarterly reports to schedule commencement of acquisition of rights-of-way and other services required to connect the Wells that Shipper has requested be connected in accordance with the drilling and completion schedule. In the event Shipper provides Gatherer with a request for a well connection, the request will contain Shipper's best estimate of the date of first production for a specified Well, and Gatherer will use reasonable commercial efforts to ensure that the Well is connected to the System by the date requested by Shipper.
Gatherer will construct, own, operate and maintain the connection and Receipt Point facilities required to receive and measure Gas delivered by Shipper at the Receipt Point(s) in accordance with system pressure obligations addressed in Article I, Paragraph 1.2 of the General Terms and Conditions of the Agreement. At Receipt Points where 100% of the Gas to be delivered by Shipper is attributable to Shipper's interest, Gatherer shall bear up to *** of the cost to install the Receipt

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Point connection facilities for each such connection ("Connection Cost Contribution"). Any third party portion of the connection cost will be paid as set forth in such third party's contract with Gatherer. For a new Receipt Point requiring connection facilities costing more than the Connection Cost Contribution amount stated above, Shipper and Gatherer must mutually agree to the terms and conditions for each such Receipt Point connection prior to commencement of the installation of the connection facilities.
2.1(b) Horizontal Well Connections Authorized After the Effective Date. For all horizontal well pads located in Townships ***, *** *** *** and Ranges ***, ***, *** *** *** in Weld County, Colorado, Shipper will pay Gatherer a *** Meter Installation Charge for each horizontal well pad connected. *** *** *** *** *** *** *** *** gas pipelines from the well pads to Gatherer's System. Any horizontal well pad connection outside of the area defined in this paragraph above shall be separately negotiated between Gatherer and Shipper but, in every case, Shipper will pay the Meter Installation Charge to Gatherer.
All other provisions of the Agreement shall remain in full force and effect as originally written or previously amended.
IN WITNESS WHEREOF, this Amendment may be executed in any number of counterparts, each of which shall be considered one original and the same amendment.
KERR-MCGEE GATHERING LLC

By:    /s/ Danny J. Rea

Name:    Danny J. Rea

Title:    Vice President

KERR-MCGEE OIL & GAS ONSHORE LP

By:    /s/ John D. Ford III

Name:    John D. Ford III

Title:    GM Wattenberg

By:    /s/ Brian J. Smith

Name:    Brian J. Smith

Title:    Sub Surface Manager

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Contract #8840

AMENDMENT TO GAS GATHERING AGREEMENT

THIS AMENDMENT to that certain Gas Gathering Agreement dated July 27, 2010 herein referred to as the “Agreement”, is made and entered into this _19th_ day of _November_, 2013, to be effective as of the 1st day of August, 2013, by and between KERR-MCGEE GATHERING LLC (“Gatherer”) and KERR-MCGEE OIL & GAS ONSHORE LP (“Shipper”). Gatherer and Shipper may be referred to individually as “Party”, or collectively as “Parties”.

RECITALS

WHEREAS, Gatherer and Shipper are the current parties to said Agreement; and,

WHEREAS, Gatherer and Shipper desire to amend EXHIBIT D to the Agreement, DELIVERY POINTS.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Gatherer and Shipper agree as follows:

EXHIBIT D, DELIVERY POINTS is deleted in its entirety and replaced by the amended EXHIBIT D, DELIVERY POINTS attached hereto.

All other provisions of the Agreement shall remain in full force and effect as originally written or previously amended.

IN WITNESS WHEREOF, the Parties have duly executed this Amendment as of the day and year first above written.

KERR-MCGEE GATHERING LLC	KERR-MCGEE OIL & GAS ONSHORE LP

By:     /s/ Mike M. Ross         By:     /s/ Craig R. Walters

Name:     Mike M. Ross        Name:     Craig R. Walters

Title:     General Manager        Title:     Director, Wattenberg

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Amended

EXHIBIT D

Attached to and Made a Part of that Certain
Gas Gathering Agreement
between
Kerr-McGee Gathering LLC, as “Gatherer”
and
Kerr-McGee Oil and Gas Onshore LP, as “Shipper”

Effective: August 1, 2013

DELIVERY POINTS

Gas:

•	AKA – Gilcrest inlet

•	WGR Asset Holding Company LLC – Wattenberg Plant inlet

•	DCP – Hambert

•	DCP – Spindle inlet

•	Kerr-McGee Gathering LLC – Fort Lupton Plant Reside Gas tailgate

•	Kerr-McGee Gathering LLC – Fuel Gas delivery meter to Shipper’s oil polishing facility

•	Kerr-McGee Gathering LLC – Platte Valley Plant Inlet

Plant Products:

•	Kerr-McGee Gathering LLC – Fort Lupton Plant Products tailgate meter

•	Kerr-McGee Gathering LLC – Platte Valley Plant Products tailgate meter

Field Condensate:

•	Kerr-McGee Gathering LLC operated field condensate collection point

Slug Liquid:

•	WGR Asset Holding Company LLC – Wattenberg Plant tailgate liquid meter

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Contract #8840

AMENDMENT TO GAS GATHERING AGREEMENT
THIS AMENDMENT to that certain Gas Gathering Agreement dated July 27, 2010 herein referred to as the "Agreement", is made and entered into this 2nd day of June, 2014, to be effective the 1st day of April, 2014 by and between KERR-MCGEE GATHERING LLC ("Gatherer") and KERR-MCGEE OIL AND GAS ONSHORE LP ("Shipper"). Gatherer and Shipper may be referred to individually as "Party", or collectively as "Parties".
RECITALS
WHEREAS, Gatherer and Shipper are the current parties to said Agreement; and,
WHEREAS, Buyer and Seller desire to amend EXHIBIT D to the Agreement, DELIVERY POINTS.
AGREEMENT
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Gatherer and Shipper agree as follows:
EXHIBIT D, DELIVERY POINTS is deleted in its entirety and replaced by the amended EXHIBIT D, DELIVERY POINTS attached hereto.
All other provisions of the Agreement shall remain in full force and effect as originally written or previously amended.
IN WITNESS WHEREOF, the Parties have duly executed this Amendment as of the day and year first above written.

KERR-MCGEE GATHERING LLC	KERR-MCGEE OIL AND GAS ONSHORE LP

By: /s/ Michael M. Ross	By: /s/ Craig R. Walters

Name: Michael M. Ross	Name: Craig R. Walters

Title: General Manager	Title: Director, Wattenberg

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Amended
EXHIBIT D
Attached to and Made a Part of that Certain
Gas Gathering Agreement
between
Kerr-McGee Gathering, LLC, as "Gatherer"
and
Kerr-McGee Oil and Gas Onshore LP, as "Shipper"
Effective: April 1, 2014
DELIVERY POINTS
Gas:
o    AKA — Gilcrest inlet
o    BP America Inc. — BP Plant inlet
o    DCP — Hambert
o    DCP - Platteville
o    DCP — Spindle inlet
o    Kerr-McGee Gathering LLC — Fort Lupton Plant Residue Gas tailgate
o    Kerr-McGee Gathering LLC — Fuel Gas delivery meter to Shipper's oil polishing facility
o    Kerr-McGee Gathering LLC — Platte Valley Plant Inlet

Plant Products:
o    Kerr-McGee Gathering LLC — Fort Lupton Plant Products tailgate meter
o    Kerr-McGee Gathering LLC — Platte Valley Plant Products tailgate meter

Field Condensate:
o    Kerr-McGee Gathering LLC operated field condensate collection points

Slug Liquid:
o    BP America Inc. — BP Plant tailgate liquid meter

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